For period ending May 31, 2010                                      Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Landrys Restaurant 11 5/8% due 12/01/2015
2.	Date of Purchase:  November 17, 2009
3.	Date offering commenced: November 17, 2009
4.	Underwriters from whom purchased: Jeffries Group Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.      Aggregate principal amount or number of shares purchased:  $1,230,338
	(Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
	$400,105,755
8.	Purchase price (net of fees and expenses):$98.427
9.	Initial public offering price: $98.427
10.	Commission, spread or profit:  1.875%
11. Have the following conditions been satisfied?                     YES    NO

a.  The securities are sold in an offering from registration           X
    under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulations D.


b.  The securities are sold to persons reasonably believed to be       X
    qualified institutional buysers (QIBs).

c.  The securities are reasonably believed to be eligible for resale   X
    to other QIBs.

d.  The securities were purchased prior to the end of the first day    X
    on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

e.  The securities were purchased at a price not more than the price   X
    paid by each other purchaser in the offering or any concurrent offering.

f.  The underwriting was firm commitment underwriting.                 X

g   The commission, spread or profit was reasonable and fair in        X
    relation to that being received by others for underwriting similar securities during the same period.

h.  The issuer of the securities and any predecessor has been in       X
    continuous operation for not less than three years.

i.  The amount of such securities purchased by the Fund and all        X
    other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

j.  No Affiliated Underwriter was a direct or indirect participant     X
    in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  	May 25, 2009



For period ending May 31, 2010                                      Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Navistar International Corp. 8 1/4% due 11/01/2010
2.	Date of Purchase:  October 22, 2009
3.	Date offering commenced: October 22, 2009
4.	Underwriters from whom purchased: CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in syndicate:
	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
	$2,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
	$963,280,000
8.	Purchase price (net of fees and expenses):$96.328
9.	Initial public offering price: $96.328
10.	Commission, spread or profit:  2%
11. Have the following conditions been satisfied?                     YES    NO

a.  The securities are part of an issue registered under the           X
    Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.  The securities were purchased prior to the end of the first day    X
    on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.  The securities purchased at a price not more than the price paid   X
    by each other purchaser in the offering.

d.  The underwriting was a firm commitment underwriting.               X

e.  The commission, spread or profit was reasonable and fair in        X
    relation to that being received by others for underwriting similar securities during the same period.

f.  The issuer of the securities and any predecessor has been in       X
    continuous operation for not less than three years.

g.  The amount of such securities purchased by the Fund and all        X
    other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

h.  No Affiliated Underwriter was a direct or indirect participant     X
    in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  	January 13, 2010



For period ending May 31, 2010                                      Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Sandridge Energy Inc. 8 3/4% due 01/15/2020
2.	Date of Purchase:  December 9, 2009
3.	Date offering commenced: December 9, 2009
4.	Underwriters from whom purchased: Banc of America
5.	Affiliated Underwriter managing or participating in syndicate:
	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
	$983,490 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
	$442,570,500
8.	Purchase price (net of fees and expenses):$98.349
9.	Initial public offering price: $98.349
10.	Commission, spread or profit:  2.0%
11. Have the following conditions been satisfied?                     YES    NO

a.  The securities are part of an issue registered under the           X
    Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.  The securities were purchased prior to the end of the first day    X
    on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.  The securities purchased at a price not more than the price paid   X
    by each other purchaser in the offering.

d.  The underwriting was a firm commitment underwriting.               X

e.  The commission, spread or profit was reasonable and fair in        X
    relation to that being received by others for underwriting similar securities during the same period.

f.  The issuer of the securities and any predecessor has been in       X
    continuous operation for not less than three years.

g.  The amount of such securities purchased by the Fund and all        X
    other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

h.  No Affiliated Underwriter was a direct or indirect participant     X
    in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  	January 11, 2010



For period ending May 31, 2010                                      Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..

1.	Issuer:  Crosstex Energy 8 7/8% due 2/15/2018
2.	Date of Purchase:  February 3, 2010
3.	Date offering commenced:  February 3, 2010
4.	Underwriters from whom purchased: Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in syndicate:
	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
	$2,937,210 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
	$709,825,750
8.	Purchase price (net of fees and expenses):$97.907
9.	Initial public offering price: $97.907
10.	Commission, spread or profit:  2.5%
11. Have the following conditions been satisfied?                     YES    NO

a.  The securities are sold in an offering from registration under     X
    Section 4(2) of the Securities Act of 1933, Rule 144A or
    Regulations D.


b.  The securities are sold to persons reasonably believed to be       X
    qualified institutional buysers (QIBs).

c.  The securities are reasonably believed to be eligible for resale   X
    to other QIBs.

d.  The securities were purchased prior to the end of the first day    X
    on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

e.  The securities were purchased at a price not more than the price   X
    paid by each other purchaser in the offering or any concurrent offering.

f.  The underwriting was firm commitment underwriting.                 X

g.  The commission, spread or profit was reasonable and fair in        X
    relation to that being received by others for underwriting similar securities during the same period.

h.  The issuer of the securities and any predecessor has been in       X
    continuous operation for not less than three years.

i.  The amount of such securities purchased by the Fund and all        X
    other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

j.  No Affiliated Underwriter was a direct or indirect participant     X
    in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  	March 30, 2010



For period ending May 31, 2010                                      Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Denbury Resources Inc. 8 1/4% due 2/15/2020
2.	Date of Purchase:  February 3, 2010
3.	Date offering commenced:  February 3, 2010
4.	Underwriters from whom purchased: JP Morgan Chase Securities
5.	Affiliated Underwriter managing or participating in syndicate:
	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
	$200,00,00 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
	$1,000,000,000
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  2.0%
11. Have the following conditions been satisfied?                     YES    NO

a.  The securities are part of an issue registered under the           X
    Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.  The securities were purchased prior to the end of the first        X
    day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.  The securities purchased at a price not more than the price paid   X
    by each other purchaser in the offering.

d.  The underwriting was a firm commitment underwriting.	       X

e.  The commission, spread or profit was reasonable and fair in        X
    relation to that being received by others for underwriting similar securities during the same period.

f.  The issuer of the securities and any predecessor has been in       X
    continuous operation for not less than three years.

g.  The amount of such securities purchased by the Fund and all        X
    other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

h.  No Affiliated Underwriter was a direct or indirect participant     X
    in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu-Yang Tan			Date:  	March 30, 2010



For period ending May 31, 2010                                      Exhibit 77O
File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  MGM Mirage Inc. 9% due 3/15/2020
2.	Date of Purchase:  March 9, 2010
3.	Date offering commenced:  March 9, 2010
4.	Underwriters from whom purchased: Banc of America Securities LLC
5.	Affiliated Underwriter managing or participating in syndicate:
	UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
	$200,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
	$845,000,000
8.	Purchase price (net of fees and expenses):$100.00
9.	Initial public offering price: $100.00
10.	Commission, spread or profit:  2.25%
11. Have the following conditions been satisfied?                     YES    NO

a.  The securities are sold in an offering from registration under     X
    Section 4(2) of the Securities Act of 1933, Rule 144A or
    Regulations D.

b.  The securities are sold to persons reasonably believed to be       X
    qualified institutional buysers (QIBs).

c.  The securities are reasonably believed to be eligible for resale   X
    to other QIBs.

d.  The securities were purchased prior to the end of the first day    X
    on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

e.  The securities were purchased at a price not more than the price   X
    paid by each other purchaser in the offering or any concurrent offering.

f.  The underwriting was firm commitment underwriting.                 X

g.  The commission, spread or profit was reasonable and fair in        X
    relation to that being received by others for underwriting similar securities during the same period.

h.  The issuer of the securities and any predecessor has been in       X
    continuous operation for not less than three years.

i.  The amount of such securities purchased by the Fund and all        X
    other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

j.  No Affiliated Underwriter was a direct or indirect participant     X
    in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  	March 16, 2010